LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MARCH 26, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2012 OF

LEGG MASON BATTERYMARCH S&P 500 INDEX FUND

The following language replaces the section of the fund’s Statement of Additional Information titled “Investment Management and Other Services – Portfolio Managers – Other Accounts Managed by the Portfolio Managers”:

Portfolio Manager

The following tables set forth certain additional information with respect to the portfolio manager for the fund. Unless noted otherwise, all information is provided as of December 31, 2011.

Other Accounts Managed by the Portfolio Manager

The table below identifies the portfolio manager, the number of accounts (other than the fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance.

	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Stephen A. Lanzendorf*, CFA	Registered investment companies	10	3.61 billion	0	0
	Other pooled investment vehicles	15	1.11 billion	1	4.76 million
	Other accounts	51	5.18 billion	4	112.67 million

*	Batterymarch’s Developed Markets Team manages the fund. Members of the investment team may change from time to time. Mr. Lanzendorf is responsible for the strategic oversight of the fund’s investments. His focus is on portfolio structure, and he is primarily responsible for ensuring that the fund complies with its investment objective, guidelines and restrictions, and Batterymarch’s current investment strategies.

The following language replaces the section of the fund’s Statement of Additional Information titled “Investment Management and Other Services – Portfolio Managers – Portfolio Manager Securities Ownership”:

Portfolio Manager Securities Ownership

The table below identifies ownership of the fund’s securities by the portfolio manager as of December 31, 2011.

Portfolio Manager	Dollar Range of Ownership of Securities ($)
Stephen A. Lanzendorf, CFA	None

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